John Hancock Funds


                               Patriot
                               Global
                              Dividend
                                Fund


                          SEMI-ANNUAL REPORT


                           January 31, 1996



TRUSTEES
Edward J. Boudreau, Jr.
Thomas W. L. Cameron
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman J. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee
OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Andrew F. St. Pierre
President
Thomas H. Drohan
Vice President and Secretary
James B. Little
Senior Vice President and
Chief Financial Officer
John A. Morin
Vice President and Compliance Officer
James J. Stokowski
Vice President and Treasurer
INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603
INVESTMENT SUB-ADVISER
John Hancock Advisers International Limited
34 Dover Street
London, England w1x3ra
CUSTODIAN AND TRANSFER AGENT
FOR COMMON SHAREHOLDERS
State Street Bank & Trust Company
225 Frankln Street
Boston, Massachusetts 02110
TRANSFER AGENT FOR DARTS
Chemical Bank
450 West 33rd Street
New York, New York 10001
LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, Massachusetts 02109
Listed: New York Stock Exchange Symbol: PGD
John Hancock Closed-End Funds:
1-800-843-0090


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place - slow economic growth, muted inflation and decent corporate earnings - it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/EDWARD J. BOUDREAU, JR.


EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



By Gregory K. Phelps, for the Portfolio Management Team

John Hancock
Patriot Global
Dividend Fund

Soaring bond market lifts preferred stocks; positive regulatory outlook and merger activity fuel utilities


The last six months brought nearly ideal market conditions for Patriot Global Dividend Fund. Moderate economic growth, tame inflation and falling interest rates powered a strong bull market in U.S. Treasury bonds. Because of their fixed yields, preferred stocks followed Treasuries in their upward climb, benefiting the Fund's 75% stake in preferred stocks. In particular, our preferred stocks that are eligible for the dividends received deduction (DRD) performed well. DRDs offer special tax advantages to corporations. With their supply drying up quickly, demand has been unusually strong and that's driven DRD-eligible preferreds way up. One side note, however. A proposal by the Clinton administration to reduce the corporate tax benefit for DRD securities temporarily derailed the DRD rally in December, even though we think its chances of survival are slight in the long term. However, with the Federal Reserve's interest-rate cut in January, the group has regained much of its lost ground.

The strong resurgence in utility stocks, which also tend to follow the bond market closely, buoyed performance as well. But the group was also lifted by several other factors. Utility investors breathed a collective sigh of relief as closely watched California regulators relaxed their aggressive stance on deregulation. In addition, extreme weather, both hot and cold, increased demand. What's more, a few key mergers fueled takeover speculation throughout the industry, pushing utility shares higher.

A 1 3/4" x 3 1/2" photo of the Patriot Management Team at bottom right. Caption reads "The Patriot Management Team: Laura Provost, Gregory Phelps and Andrew St. Pierre".

The Patriot Management Team: Laura Provost, Gregory
Phelps and Andrew St. Pierre

"The last
six months
brought
nearly ideal
market
conditions..."

Chart with the heading "Top Sectors" at top left hand column. The chart lists five holdings: 1) Utilities 41%; 2) Financials 33%; 3) Industrials 24%. A footnote below states "As a percentage of net assets on January 31, 1996."

"We're
looking for
preferred
stocks with
above-average
yields
and call
protection."


For the six months ended January 31, 1996, John Hancock Patriot Global Dividend Fund posted a total return of 12.48% at net asset value.(1) That compared to a total return of 14.02% for the 30-year Treasury bond and 16.74% for the Dow Jones Utility Average. While the Fund shares common traits with these benchmarks, its results may vary occasionally because neither is a perfect match. For example, in this period, the Fund lagged the benchmarks because of Clinton's DRD proposal and its large position in so-called "cushion-preferred" stocks. With their high yields that cushion them against sharp price fluctuations, (making them valuable long-term holds), these stocks also tend not to move in step with 30-year Treasury bonds as much as other preferred stocks do. Owning so many may have lowered the Fund's total return somewhat during the period.

Becoming more defensive

In the last several months, we've been shifting the portfolio to a more defensive posture. After such a big run-up in 1995, we're not likely to see preferred stocks and utility shares repeat their spectacular performance. Returns will likely come more from income than price gains. Given that, we're looking for preferred stocks with above-average yields and call protection. Above-average yields translate into higher income for the Fund, and call protection allows us to lock in that income by preventing issuers from redeeming preferreds for a set time period. We're also targeting issues with DRD eligibility, which currently make up 82% of the Fund's net assets. The supply of DRD securities has shrunk as many companies have found cheaper financing alternatives that don't require tax breaks to corporate investors. For utility companies in particular, cost-containment pressures are keeping their capital expenditures down and DRDs out. In addition to a significant decline in new DRD issues, the supply has shrunk further as companies redeem DRDs that are callable. As DRDs become scarcer, they should become more valuable. What follows is a sector-by sector look at the Fund's investments.

(bullet)Utilities. The environment for utilities continues to look bright. Low inflation and falling interest rates provide an excellent backdrop for capital-intensive utilities to not only refinance debt, but to borrow inexpensively. Furthermore, the improved regulatory climate is giving utilities more time to adapt to an increasingly competitive environment.

At the end of January, electric utility stocks, both common and preferred, totaled 41% of the Fund's net assets. We like preferred stocks for their fixed, and generally higher, dividend payouts, as opposed to common stocks whose dividends fluctuate. Generally, our utility common stocks are those we believe have sustainable dividend payouts. Given our more defensive posture currently, we've focused on those utilities with sustainable and above-average yields. One recent addition is IES Industries. This Cedar Rapids, Iowa utility has an above-average dividend yield and is a low-cost electric generator. What's more, it is merging with the financially strong Wisconsin Power & Light, which should help keep its dividend relatively high. Another new holding is PSI Energy. It offers a 6.875% coupon, DRD eligibility and eight years of call protection.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Coastal Corp. followed by an up arrow and the phrase "Improving earnings/bright oil and gas outlook." The second listing is Fleet Financial Group followed by an up arrow and the phrase "High yield/recent credit upgrade." The third listing is Ford Holdings followed by a down arrow and the phrase "Called when issuer reorganized." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Bar chart with heading "Fund Performance" at top of left hand column.
Under the heading is the footnote: "For the six months ended January 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 12.48% total return for John
Hancock Patriot Global Dividend Fund. The second represents the 16.74% total return for the Dow Jones Utility Average. The third represents the 14.02% total return for the 30-year Treasury Bond. Footnote below reads:
"The total return for John Hancock Patriot Global Dividend Fund is at net asset value with all distributions reinvested.(1) The Dow Jones Utility Average is an unmanaged index, which measures the performance of the utility industry in The United States."

(bullet)Financials. Approximately 33% of the Fund's net assets are in financial stocks, including foreign and domestic banks, investment management firms and insurance companies. Again, we've emphasized securities with higher-than-average yields, DRD eligibility and good call protection. One of our top performers has been Fleet Financial Group. Our original holding was in Shawmut National, which offered a 9.35% yield, DRD eligibility and five years of call protection. After Shawmut's merger with Fleet was completed in November, the security received a new name and a credit upgrade. Source One Mortgage Services is a recent addition to our financial holdings. The preferred has an 8.42% coupon and is DRD eligible. And once Source One's merger with Mellon Bank Corp. goes through, the issue will likely get a credit upgrade.

(bullet)Industrials. We also experienced positive credit stories in the industrial arena. One of our longtime holdings, Ford Motor Company, was upgraded in 1995. Coastal Corp., an oil and gas company, may follow Ford's footsteps. Rising oil and gas prices, increased demand and aggressive cost cutting have helped Coastal report higher-than-expected earnings. If that trend continues -- and we expect it will -- Coastal could be upgraded this year. All told, industrial stocks totaled 24% of the Fund's net assets at the end of January.

A look ahead

As we mentioned earlier, we aren't likely to see a repeat of 1995's stunning returns, so investors should temper their expectations for 1996. Having said that, though, there are several reasons to be optimistic. Inflation is still under control and is likely to stay that way for the remainder of the year. Furthermore, interest rates are still trending lower. The Federal Reserve recently cut short-term rates, and we believe there's still at least one more rate cut to come in 1996. Against that backdrop, preferred and utility stocks should continue to perform well. However, most of their returns -- as we explained earlier -- are likely to come from income and not big price gains as they did last year.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.
(1) Source: Lipper Analytical Services, Inc.


"...we aren't
likely to
see a repeat
of 1995's
stunning
returns..."


                                      Financial Statements

                       John Hancock Funds - Patriot Global Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the
Fund owns, is due and owes on January 31, 1996. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------
Assets:
   Investments at value - Note C:
      Preferred stocks (cost - $130,155,221)                                         $133,728,476
      Common stocks (cost - $36,283,827)                                               39,482,150
      Capital securities (cost - $2,155,000)                                            2,190,000
      Short-term investments (cost - $3,178,548)                                        3,178,548
                                                                                     ------------
                                                                                      178,579,174
   Receivable for investments sold                                                         99,400
   Dividends receivable                                                                   811,318
   Deferred organization expenses - Note A                                                 30,547
   Other assets                                                                            40,180
                                                                                     ------------
                                                 Total Assets                         179,560,619
                                                 ---------------------------------------------------
Liabilities:
   DARTS dividend payable - Note A                                                       173,200
   Payable for investments purchased                                                   1,512,012
   Payable to John Hancock Advisers, Inc. and
      affiliates - Note B                                                                183,339
   Accounts payable and accrued expenses                                                  44,033
                                                                                     ------------
                                                 Total Liabilities                      1,912,584
                                                 ---------------------------------------------------
Net Assets:
   Dutch Auction Rate Transferable Securities Preferred
      Shares (DARTS) - Without par value, unlimited
      number of shares of beneficial interest authorized,
      600 shares issued, liquidation preference of
      $100,000 per share - Note A                                                      60,000,000
                                                                                     ------------

   Common Shares -   Without par value, unlimited number
      of shares of beneficial interest authorized, 8,344,700
      shares issued and outstanding                                                   114,172,797
   Accumulated net realized loss on investments                                        (4,146,100)
   Net unrealized appreciation of investments                                           6,806,578
   Undistributed net investment income                                                    814,760
                                                                                     ------------
                                                 Net Assets Applicable to
                                                 Common Shares ($14.10 per
                                                 share based on 8,344,700
                                                 shares outstanding)                  117,648,035
                                                 ---------------------------------------------------
                                                 Net Assets                          $177,648,035
                                                 ===================================================



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.


Statement of Operations
Six months ended January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------
Investment Income
   Dividends (net of foreign withholding taxes of $93,383)                             $ 7,099,012
   Interest                                                                                 93,018
                                                                                       -----------
                                                                                         7,192,030
                                                                                       -----------
   Expenses:
      Investment management fee - Note B                                                   697,555
      Administration fee - Note B                                                          130,791
      DARTS and auction fees                                                                97,477
      Printing                                                                              28,069
      Auditing fee                                                                          26,664
      Custodian fee                                                                         24,197
      Organization expense - Note A                                                         20,128
      Trustees' fees                                                                        13,472
      Transfer agent fee                                                                    13,465
      Registration and filing fees                                                          11,983
      Miscellaneous                                                                          4,253
      Legal fees                                                                             3,980
                                                                                       -----------
                                   Total Expenses                                        1,072,034
                                   -------------------------------------------------------------------
                                   Net Investment Income                                 6,119,996
                                   -------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
   Net realized gain on investments sold                                                 1,921,430
   Change in net unrealized appreciation/depreciation
      of investments                                                                     6,518,711
                                                                                       -----------
                                   Net Realized and Unrealized Gain
                                   on Investments                                        8,440,141
                                   -------------------------------------------------------------------
                                   Net Increase in Net Assets
                                   Resulting from Operations                           $14,560,137
                                   ===================================================================
                                   Distributions to DARTS                               (1,355,212)
                                   -------------------------------------------------------------------
                                   Net Increase in Net Assets
                                   Applicable to Common
                                   Shareholders Resulting from
                                   Operations Less DARTS
                                   Distributions                                       $13,204,925
                                   -------------------------------------------------------------------
                              See notes to financial statements.



Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SIX MONTHS ENDED   YEAR ENDED
                                                                                                      January 31, 1996    July 31,
                                                                                                         (UNAUDITED)        1995
                                                                                                         ------------  -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income                                                                                 $  6,119,996  $ 12,980,745
   Net realized gain (loss) on investments sold                                                             1,921,430    (5,444,639)
   Change in net unrealized appreciation/depreciation of investments                                        6,518,711    11,036,629
                                                                                                         ------------  -------------
      Net Increase in Net Assets Resulting from Operations                                                 14,560,137    18,572,735
                                                                                                         ------------  -------------
Distributions to Shareholders:
   DARTS ($2,259 and $4,610 per share, respectively ) - Note A                                             (1,355,212)   (2,766,286)
   Common Shares - Note A
      Dividends from accumulated net investment income ($0.5250 and $1.1592 per share, respectively)       (4,380,774)   (9,672,846)
                                                                                                         ------------  -------------
         Total Distributions to Shareholders                                                               (5,735,986)  (12,439,132)
                                                                                                         ------------  -------------
Net Assets:
   Beginning of period                                                                                    168,823,884   162,690,281
                                                                                                         ------------  -------------
   End of period (including undistributed net investment income of  $814,760 and $430,750, respectively) $177,648,035  $168,823,884
                                                                                                         ============  ============
Analysis of Common Shareholder Transactions:
                                                                              SIX MONTHS ENDED
                                                                              January 31, 1996                      YEAR ENDED
                                                                                 (UNAUDITED)                      July 31, 1995
                                                                          ---------------------------        ----------------------
                                                                            SHARES         AMOUNT             SHARES      AMOUNT
                                                                          ----------    ------------         ---------  -----------
Beginning of period                                                       8,344,700     $114,172,797        8,344,700  $114,176,121
Reclassification of capital accounts                                             --               --               --       (3,324)
                                                                          ----------    ------------        ---------  ------------
End of period                                                             8,344,700     $114,172,797        8,344,700  $114,172,797
                                                                          ==========    ============        =========  ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of capital amounts, the number of Common Shares outstanding at the beginning and end of the period, for the last two periods, along with the corresponding dollar value.

See notes to financial statements.



Financial Highlights
Selected data for a Common Share outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED           YEAR ENDED JULY 31,
                                                                          January 31, 1996   -------------------------------------
                                                                             (UNAUDITED)       1995         1994         1993*
                                                                              ----------     --------      -------     ---------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period                                           $  13.04     $  12.31     $  15.42      $  13.95(a)
                                                                               --------     --------      -------     ---------
Net Investment Income                                                              0.73         1.55         1.35          1.21
Net Realized and Unrealized Gain (Loss) on Investments                             1.02         0.67     (   2.52)         1.73
                                                                               --------     --------      -------     ---------
      Total from Investment Operations                                             1.75         2.22     (   1.17)         2.94
                                                                               --------     --------      -------     ---------
Less Distributions:
   Dividends to DARTS Shareholders                                            (   0.16)    (   0.33)     (   0.25)    (   0.17)
   Dividends from Accumulated Net Investment Income to
      Common Shareholders                                                     (   0.53)    (   1.16)     (   1.11)    (   1.03)
   Distributions to Common Shareholders from Net Realized
      Short-Term Gain on Investments                                                 --          --      (   0.54)           --
   Distributions in Excess of Accumulated Net Investment Income                      --          --      (   0.04)           --
                                                                               --------     --------      -------     ---------
      Total Distributions                                                     (   0.69)    (   1.49)     (   1.94)    (   1.20)
                                                                               --------     --------      -------     ---------
DARTS and Common Shares Offering Costs                                               --          --            --     (   0.14)
                                                                               --------     --------      -------     ---------
DARTS Underwriting Discount                                                          --          --            --     (   0.13)
                                                                               --------     --------      -------     ---------
Net Asset Value, End of Period                                                 $  14.10     $  13.04     $  12.31     $  15.42
                                                                               ========     ========     ========     =========
Per Share Market Value, End of Period                                          $ 13.125      $12.250     $ 12.000     $ 15.000
Total Investment Return at Market Value                                          11.59%(e)    13.12%     ( 10.06%)       7.26%
Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period (000's omitted)          $117,648     $108,824     $102,690     $128,673
Ratio of Expenses to Average Net Assets**                                         1.23%(d)     1.26%         1.27%        1.22%
Ratio of Net Investment Income to Average Net Assets**                            7.02%(d)     8.01%         6.42%        6.06%
Portfolio Turnover Rate                                                             29%          96%           39%          98%
Senior Securities
Total DARTS Outstanding (000'S omitted)                                       $ 60,000     $ 60,000      $ 60,000     $ 60,000
Asset Coverage per Unit (b)                                                   $293,064     $278,812      $267,019     $311,065
Involuntary Liquidation Preference per Unit (c)                               $100,000     $100,000      $100,000     $100,000
Approximate Market Value per Unit (c)                                         $100,000     $100,000      $100,000     $100,000
  *     For the period August 1, 1992 (commencement of operations) to July 31, 1993.
 **     Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.
(a)     Initial price to commence operations.
(b)     Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
(c)     Plus accumulated and unpaid dividends.
(d)     On an annualized basis.
(e)     Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single Common Share for the period indicated: the net investment income, gains (losses) and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changes during the periods. It also shows the total investment return for the periods based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.

                                      See notes to financial statements.



The Schedule of Investments is a complete list of all securities owned by the Fund on January 31, 1996. It's divided into four main categories:
preferred stocks, common stocks, capital securities and short-term investments. The preferred and common stocks and capital securities are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
January 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     MARKET
ISSUER, DESCRIPTION                                                                        NUMBER OF SHARES           VALUE
------------------------------------------------------                                   --------------------      ------------
PREFERRED STOCKS
Auto/Truck (4.88%)
   Ford Motor Co., 8.25%,
      Depositary Shares, Ser B                                                                 130,000            $  3,591,250
   General Motors Corp., 9.125%,
      Depositary Shares, Ser B                                                                 184,500               5,073,750
                                                                                                                  ------------
                                                                                                                     8,665,000
                                                                                                                  ------------
Banks - Foreign (6.05%)
   Banco Bilbao Vizcaya International
      (Gibraltar) Ltd., 9.75%, Gtd Ser A,
      American Depositary Receipt ("ADR")
      (Spain)                                                                                   91,200               2,622,000
   Indosuez Holdings S.C.A., 10.375%,
      Gtd Ser A, ADR (Luxembourg) (R)                                                          157,100               4,182,787
   Royal Bank of Scotland Group PLC,
      11.25%, Ser A (United Kingdom)                                                           105,000               2,848,125
   Santander Overseas Bank, Inc., 8.70%,
      Gtd Ser B (Puerto Rico)                                                                   41,600               1,097,200
                                                                                                                  ------------
                                                                                                                    10,750,112
                                                                                                                  ------------
Banks - U.S. (10.48%)
   Bank of Boston Corp., 8.60%,
      Depositary Shares, Ser E                                                                 152,300               4,054,988
   Chase Manhattan Corp., 10.84%, Ser I                                                        141,600               4,336,500
   Chase Manhattan Corp., 9.08%, Ser J                                                          25,000                 656,250
   Citicorp, 7.75%, Depositary Shares,
      Ser 22                                                                                    60,300               1,582,875
   First Interstate Bancorp., 9.875%,
      Depositary Shares, Ser F                                                                  65,000               1,698,125
   Fleet Financial Group, Inc., Adjustable Rate
      Preferred ("ARP") (formerly Shawmut
      National Corp.)                                                                           43,750               1,941,406
   Fleet Financial Group, Inc., 9.35%,
      Depositary Shares, (formerly
      Shawmut National Corp.)                                                                  155,000               4,340,000
                                                                                                                  ------------
                                                                                                                    18,610,144
                                                                                                                  ------------
Computer Services (0.38%)
   Comdisco Inc., 8.75%, Ser A                                                                  25,800                 677,250
                                                                                                                  ------------
Conglomerates (0.82%)
   Grand Metropolitan Delaware Co., 9.42%,
      Gtd Ser A                                                                                 51,000               1,466,250
                                                                                                                  ------------
Equipment Leasing (0.28%)
   AMERCO, 8.50%, Ser A                                                                         20,000                 495,000
                                                                                                                  ------------
Financial Services (9.04%)
   Merrill Lynch & Co., Inc., 9.00%,
      Depositary Shares, Ser A                                                                 145,000               4,277,500
   Morgan Stanley Group Inc., 8.88%,
      Depositary Shares                                                                         37,000                 948,125
   Reliastar Financial Corp., 10.00%,
      Depositary Shares                                                                         37,000                 957,375
   Salomon Inc., 8.08%, Depositary Shares,
      Ser D                                                                                     51,068               1,302,234
   Salomon Inc., 9.50%, Depositary Shares,
      Ser C                                                                                     60,000               1,530,000
   Source One Mortgage Services Corp.,
      8.42%, Ser A                                                                              60,000               1,582,500
   SunAmerica Inc., 9.25%, Ser B                                                               207,000               5,459,625
                                                                                                                  ------------
                                                                                                                    16,057,359
                                                                                                                  ------------
Insurance (6.38%)
   American Life Holding Co., $2.16                                                            102,765               2,543,434
   Aon Corp., 8.00%                                                                             80,000               2,070,000
   Progressive Corp. , 9.375%, Ser A                                                            85,500               2,180,250
   Travelers Group, Inc., 9.25%,
      Depositary Shares, Ser D                                                                 170,460               4,538,498
                                                                                                                  ------------
                                                                                                                    11,332,182
                                                                                                                  ------------
Oil & Gas (12.74%)
   Coastal Corp., $2.125, Ser H                                                                175,100               4,618,262
   Elf Overseas Ltd., 8.50%, Gtd Ser A
      (Cayman Islands)                                                                         150,000               3,993,750
   ENSERCH Corp., ARP, Ser F                                                                    25,000                 515,625
   Enterprise Oil PLC, 10.50%, Ser A, ADR
     (United Kingdom)                                                                          197,498               5,233,697
   Lasmo PLC, 10.00%, Ser A, ADR
      (United Kingdom)                                                                         130,000               3,266,250
   Phillips Gas Co., 9.32%, Ser A                                                              190,000               5,011,250
                                                                                                                  ------------
                                                                                                                    22,638,834
                                                                                                                  ------------
Paper Products & Containers (5.50%)
   Boise Cascade Corp., 9.40%,
      Depositary Shares, Ser F                                                                 150,000               3,975,000
   Bowater Inc., 8.40%, Depositary Shares,
      Ser C                                                                                    225,000               5,793,750
                                                                                                                  ------------
                                                                                                                     9,768,750
                                                                                                                  ------------
Utilities (18.73%)
   Baltimore Gas & Electric, 6.99%                                                              10,000               1,032,500
   Central Maine Power Co., 7.999%, Ser A                                                       10,000                 973,750
   Central Maine Power Co., 8.875%, (R)                                                         16,000               1,432,000
   Commonwealth Edison Co., $8.40, Ser A                                                        39,275               3,947,138
   Commonwealth Edison Co., $8.40, Ser B                                                         7,137                 712,808
   Duke Power Co., 7.85%, Ser S                                                                 27,410               2,994,542
   Duke Power Co., 7.00%, Ser W                                                                  9,700               1,012,438
   Gulf States Utilities Co., $9.96                                                              7,500                 765,000
   Houston Lighting & Power Co., $8.12                                                          13,006               1,326,612
   Indianapolis Power & Light Co., 8.20%                                                        10,350               1,045,350
   Jersey Central Power & Light Co., 7.52%,
      Ser K                                                                                     28,000               2,908,500
   Narragansett Electric Co., 6.95%                                                             32,000               1,600,000
   PSI Energy, Inc., 6.875%                                                                     42,500               4,292,500
   Pacificorp, $1.98, Ser 1992                                                                  30,500                 785,375
   Public Service Electric & Gas, Co., 6.92%                                                     7,000                 684,250
   Sierra Pacific Power, Co., 7.80%, Ser 1                                                      50,000               1,337,500
   Southern California Gas Co., 7.75%                                                           94,075               2,398,912
   Texas Utilities Electric Co., $1.875,
      Depositary Shares, Ser A                                                                  48,000               1,302,000
   Texas Utilities Electric Co., $1.805,
      Depositary Shares, Ser B                                                                 107,581               2,716,420
                                                                                                                  ------------
                                                                                                                    33,267,595
                                                                                                                  ------------
            TOTAL PREFERRED STOCKS
               (Cost $130,155,221)                                                              (75.28%)           133,728,476
                                                                                              ----------          ------------

COMMON STOCKS
Utilities (22.22%)
   Allegheny Power System, Inc.                                                                150,000               4,537,500
   Boston Edison Co.                                                                            40,000               1,175,000
   CINergy Corp.                                                                                45,000               1,400,625
   Consolidated Edison Co. of NY, Inc.                                                          51,000               1,721,250
   Delmarva Power & Light Co.                                                                   50,000               1,131,250
   Dominion Resources, Inc. of VA                                                               55,000               2,358,125
   Houston Industries, Inc.                                                                    139,600               3,350,400
   IES Industries, Inc.                                                                         33,000                 940,500
   Idaho Power Co.                                                                              50,000               1,537,500
   Northeast Utilities                                                                          50,000               1,181,250
   Oklahoma Gas & Electric Co.                                                                  65,000               2,730,000
   PECO Energy Co.                                                                              40,000               1,230,000
   Potomac Electric Power Co.                                                                  100,000               2,700,000
   Public Service Enterprise Group, Inc.                                                       129,000               4,031,250
   Puget Sound Power & Light Co.                                                               137,800               3,445,000
   Southern Co.                                                                                 60,000               1,522,500
   Southwestern Public Service Co.                                                              30,000                 986,250
   Texas Utilities Co.                                                                          50,000               2,043,750
   Washington Water Power Co.                                                                   80,000               1,460,000
                                                                                                                  ------------
            TOTAL COMMON STOCKS
               (Cost $36,283,827)                                                               (22.22%)            39,482,150
                                                                                              ----------          ------------
CAPITAL SECURITIES
Banks (1.23%)
   Australia and New Zealand Banking
      Group Ltd., 9.125% (Australia)                                                            40,000              1,110,000
   National Westminster Bank PLC, 10.64%,
      Ser A (United Kingdom)                                                                    40,000              1,080,000
                                                                                                                 ------------
            TOTAL CAPITAL SECURITIES
               (Cost $2,155,000)                                                                 (1.23%)            2,190,000
                                                                                             ----------          ------------

                                                                      INTEREST               PAR VALUE               MARKET
ISSUER, DESCRIPTION                                                     RATE              (000'S OMITTED)             VALUE
--------------------                                                -----------          ---------------         -------------
SHORT-TERM INVESTMENTS
Commercial Paper (1.79%)
   Prudential Funding Corp.
      02-01-96                                                          5.65%                $   3,179           $  3,178,548
                                                                                                                 ------------
            TOTAL  SHORT-TERM INVESTMENTS                                                        (1.79%)            3,178,548
                                                                                             ----------          ------------
            TOTAL INVESTMENTS                                                                  (100.52%)         $178,579,174
                                                                                             ==========          ============
 (R)     These securities are exempt from registration under rule 144A of the Securities Act of 1933.  Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.  See Note A of the Notes to Financial Statements for
valuation policy.  Rule 144A securities amounted to $5,614,787 as of
January 31, 1996.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                                      See notes to financial statements.


Notes to Financial Statements

John Hancock Funds - Patriot Global Dividend Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end, diversified management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,194,460 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follow: July 31, 2002 -- $10,379 and July 31, 2003 -- $4,184,081.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through July 31, 1995, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.30% to 4.57% during the period ended January 31, 1996.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of .80 of 1% of the Fund's average weekly net assets.

In addition, the Adviser has a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly-owned subsidiary of the Adviser. Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will furnish the Adviser with international portfolio management assistance. The Adviser pays the Sub-Adviser a monthly management fee equivalent, on an annual basis, to .05 of 1% of the Fund's average weekly net assets.
The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information and reports, providing information for tax reporting purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of .15 of 1% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of Paine-Webber Incorporated, which acted as an underwriter of the Fund's Common Shares.

Each unaffiliated Trustee is entitled as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability are marked to market on a periodic basis to reflect income earned by the investment and income earned by the investment is recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended January 31, 1996, aggregated $53,272,820 and $49,500,881, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended January 31, 1996.

The cost of investments owned at January 31, 1996 (including short-term investments) for Federal income tax purposes was $173,727,901. Gross unrealized appreciation and depreciation of investments aggregated $7,282,306 and $2,431,033, respectively, resulting in net unrealized appreciation of $4,851,273.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue,
Boston, MA 02199-7603

A recycled logo in lower left hand corner with the caption "
Printed on Recycled Paper."


JHD P40SA 1/96

3/96